UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2005

Sybron Dental Specialties, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16057	33-0920985
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification Number)

1717 West Collins Avenue

Orange, California 92867

(Address of principal executive offices)

(714) 516-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

At the Annual Meeting of Stockholders of Sybron Dental Specialties, Inc. (the “Company”), held on February 8, 2005, the Company’s stockholders, upon recommendation of the Board of Directors, approved the Company’s 2005 Outside Directors’ Stock Option Plan (the “Directors’ Plan”) and the Company’s 2005 Long-Term Incentive Plan (the “Incentive Plan”). Each of the plans became effective upon stockholder approval.

Summaries of the material features of the Directors’ Plan and the Incentive Plan are set forth in the Company’s Proxy Statement for the 2005 Annual Meeting of Stockholders (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on December 30, 2004. The sections of the Proxy Statement entitled “Proposal to Approve the Sybron Dental Specialties, Inc. 2005 Outside Directors’ Stock Option Plan” and “Proposal to Approve the Sybron Dental Specialties, Inc. 2005 Long-Term Incentive Plan” are incorporated herein by reference.

A copy of the Directors’ Plan is filed as Exhibit 10.1 hereto and is incorporated herein by reference. A copy of the Incentive Plan is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
10.1	Sybron Dental Specialties, Inc. 2005 Outside Directors’ Stock Option Plan

10.2	Sybron Dental Specialties, Inc. 2005 Long-Term Incentive Plan

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYBRON DENTAL SPECIALTIES, INC.

Date: February 11, 2005	By:	/s/ STEPHEN J. TOMASSI
Stephen J. Tomassi
Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Sybron Dental Specialties, Inc. 2005 Outside Directors’ Stock Option Plan

10.2	Sybron Dental Specialties, Inc. 2005 Long-Term Incentive Plan

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